EXHIBIT 10.5




         Construction Permit for a Construction Project of the People's Republic of China

                                Serial No.: 00 (jian) 2003?949


     In accordance with the provisions of Article 8, Construction Law of the People's Republic of China, through examination, this construction project is incompliance with construction conditions and is permitted to construct. The certificate is hereby issued.




 Issuing organ:    Seal of Beijing Development and Reconstruction
                   Commission


 Date: September 28, 2003




Construction unit       Beijing Dahua Real Estate Development Ltd.
-----------------

Name of project         Housing project
---------------

Location of
construction            Beiqijia Township, Changping District
-------------

Scale of construction   23,188 square meters
---------------------

Contract price (Yuan)   20.8692 million yuan
---------------------

Design unit             Jingdong Design Academy of the General Equipment
-----------             Department of the People's Republic of China


Construction unit       Beijing Xinji Construction Co., Ltd.
-----------------

Supervision unit        Beijing Aocheng Construction Supervision Co., Ltd.
----------------

Commencing date         October 2003
---------------

Completion date          June 2004
---------------


NOTE:

4 A-type housings, 6 B-type housings, 6 C-type housings, 10 D-type housings, 27 E-type housings, 8 F-type housings, 15 G-type housings.



NOTICE:


   1. The certificate shall be placed at the construction site, and used as the construction voucher.

   2. No provision of the certificate shall be changed without approval of the issuing organ.

   3. The construction administrative authority has the rights to check the certificate.

   4. The project owner shall commence construction within three months from the date of the issuance hereof. The postponement procedure shall be dealt with when construction is overdue. If the postponement procedures are not dealt with or the duration of postponement exceeds the legal time, the permit shall be automatically invalid.

   5. Any construction without the permit shall be deemed illegal construction, and penalty will be imposed in accordance with the provisions of the Construction Law of the People's Republic of China.